EXHIBIT 10.39

[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND ARE DENOTED BY A TRIPLE ASTERISK (***). THE CONFIDENTIAL PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.]

                                 HELLOSOFT, INC.
                               SERVICES AGREEMENT
                                  Amendment 2.0

         This Amendment ("Amendment") to the HelloSoft Services Agreement dated March 31st, 2004 ("Agreement") is made and entered into as of July 26, 2005 (the "Amended Effective Date") between HelloSoft, Inc. ("HelloSoft"), a Delaware corporation, having a principal place of business at 2099 Gateway Place, Suite 200, San Jose, California 95110, and New Visual ("New Visual"), a Cailifornia corporation, having its place of business at 305 NE 102nd Ave, Suite 105, Portland, OR 97220.
         IN WITNESS WHEREOF, the parties hereto have agreed to add to the Agreement, Exhibit B found in this Amendment.

HELLOSOFT, INC.                           NEW VISUAL

By:        Hem Hingarh                    By:        Brad Ketch
           ----------------                          -------------------------
Signature: /s/ Hem Hingarh                Signature: /s/ Brad Ketch
Title:     VP of Engineering              Title:     CEO/President
Address:   2099 Gateway Place #200        Address:   305 NE 102nd Ave, Suite 105
Address:   San Jose, CA 95110.            Address:   Portland, OR  97220

                                    EXHIBIT A
                                    SERVICES


3.       Project Description.
         Phase II:
               1.       ***
               2.       ***
               3.       ***

         Phase III:
               1.       ***
               2.       ***
               3.       ***
4.       Compensation
                  New Visual will pay Hellosoft the following NRE fees:

         Phase II:
               1.       ***:                                      $125,000
               2.       ***:                                      $200,000
               3.       ***:                                      $120,000

         Phase III:                                               $350,000



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*** Confidential material redacted and filed separately with the Commission.